UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2009

                          Princeton Acquisitions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                   000-14319              84-0991764
          --------                   ---------              ----------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)

            2560 W. Main Street, Suite 200 Littleton, Colorado 80120
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (303) 794-9450
                                 --------------
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

On May 11, 2009, the Board of Directors of Princeton Acquisitions, Inc. (the "Company", "we", or "our") approved the appointment of Cordovano and Honeck, LLP as our independent auditors. Our auditors for the two most recent years ending June 30, 2008 and June 30, 2007, and since inception, were Ronald R. Chadwick, PC. There have been no disputes with Ronald R. Chadwick, PC in regard to the Company's financial reporting or in regards to Ronald R. Chadwick, PC's audit report.

(1) Previous Independent Auditors:

On May 11, 2009, the Board of Directors approved a change in auditors from Ronald R. Chadwick, PC to Cordovano and Honeck, LLP. As of May 11, 2009, the Company dismissed Ronald R. Chadwick, PC as its principal accountant previously engaged to audit the Company's financial statements. Ronald R. Chadwick, PC were engaged to audit the Company's financial statements for the two most recent fiscal years ended June 30, 2007 and 2008 and since inception. Ronald R. Chadwick, PC's report on the Company's financial statements for the fiscal years ended June 30, 2007 and 2008 contained substantial doubt about the Company's ability to continue as a going concern. Such report did not contain any other adverse opinion or a disclaimer of opinion nor was it in any other way qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two (2) most recent fiscal years and during all subsequent interim periods preceding Ronald R. Chadwick, PC's dismissal, there were no disagreements between the Company and the accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Ronald R. Chadwick, PC, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

Other than the comments with respect to substantial doubt about the Company's ability to continue as a going concern as described above, there were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K") that occurred within the Company's two most recent fiscal years nor any subsequent interim period preceding the dismissal of Ronald R. Chadwick, PC.

The Company provided Ronald R. Chadwick, PC with a copy of the disclosures made in this Current Report on Form 8-K prior to the filing of the same. The Company requested Ronald R. Chadwick, PC to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in this Form 8-K. A copy of the letter from Ronald R. Chadwick, PC to the SEC advising that they are in agreement with the disclosure in this Form 8-K is appended as an exhibit to this filing.

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(2) New Independent Auditors:

On or about May 11, 2009, the Company engaged the accounting firm of Cordovano and Honeck, LLP as its principal accounting firm to audit the Company's financial statements as successor to Ronald R. Chadwick, PC. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Cordovano and Honeck, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any other matter or other reportable event that was the subject of a disagreement between the Company and its former auditor (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-K).; nor did Cordovano and Honeck, LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit
Number         Description
-------        --------------------------------------
16.1           Letter from Ronald R. Chadwick, PC  dated
               May 12, 2009 regarding change in                  Filed herewith
               certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Princeton Acquisitions, Inc.

May 14, 2009                               By: /s/ Robert Lazzeri
                                               ------------------
                                               Robert Lazzeri
                                               President

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